July 21, 2025

BNY MELLON ETF TRUST

-BNY Mellon Global Infrastructure Income ETF

Supplement to Current Summary Prospectus, Prospectus, and Statement of Additional Information (SAI)

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Brock Campbell, CFA is the fund's primary portfolio manager. Mr. Campbell has been a primary portfolio manager of the fund since its inception in November 2022. Mr. Campbell is the head of global equity research at NIMNA.

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The following information supersedes and replaces the information in the first paragraph in the section "Fund Details – Management – Portfolio Managers" in the prospectus:

Brock Campbell, CFA is the fund's primary portfolio manager. Mr. Campbell has been a primary portfolio manager of the fund since its inception in November 2022. Mr. Campbell is the head of global equity research at NIMNA. He has been employed by NIMNA or a predecessor company since 2005.

All references to Mathieu Poitrat Rachmaninoff are removed from the SAI.

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